SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: SEPTEMBER 12, 2006

                        MEDICAL STAFFING SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                     000-23967                 91-2135006
           ------                     ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

 8150 LEESBURG PIKE, SUITE 1200, VIENNA, VIRGINIA                  22182
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     (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:           (703) 641-8890


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ITEM 8.01.  OTHER EVENTS.


      On September 12, 2006, Medical Staffing Solutions, Inc. (the "Company") issued a Press Release announcing that it had entered into a Letter of Intent with General Healthcare Resources, Inc. (the "Purchaser") and Nurses Onsite Corp., a wholly-owned subsidiary of the Company ("NOC") on September 6, 2006 pursuant to which the Purchaser would, directly or through an entity to be organized by the Purchaser, acquire substantially all of the assets of NOC for an aggregate purchase price equal to $2,850,000. This transaction is subject to the satisfactory completion of due diligence and other conditions, including, without limitation, the execution of a definitive agreement. A copy of this Press Release is attached hereto as Exhibit 99.1.

9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(c) Exhibit No. Description:


EXHIBIT           DESCRIPTION

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Exhibit 99.1      Press Release, dated September 12, 2006      Provided herewith
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDICAL STAFFING SOLUTIONS, INC.

Date:    September 12, 2006              By: /s/ Dr. Brajnandan B. Sahay
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                                         Name:   Dr. Brajnandan B. Sahay
                                         Title:  President